Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Limco-Piedmont Inc. (the “Company”) for the quarterly period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shaul Menachem, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shaul Menachem* Chief Executive Officer

August 14, 2008

*	The originally executed copy of this Certification will be retained by the Company and will be made available for inspection upon request.